SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2002

Structured Products Corp. on behalf of

(Exact name of registrant as specified in its charter)

Delaware	33-55860/ 33-357357	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street, New York, New York	10013

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code (212) 816-7496.

Item 1.	Changes in Control of Registrant. Not Applicable.

Item 2.	Acquisition or Disposition of Assets. Not Applicable.

Item 3.	Bankruptcy or Receivership. Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant. Not Applicable.

Item 5.	Other Events.

Not Applicable.

Item 6.	Resignations of Registrant's Directors. Not Applicable.

Item 7.	Financial Statements, Pro-Forma Financial Information and Exhibits.

(a) Not Applicable. (b) Not Applicable. (c) Exhibits:

1.	Trustee's Report with respect to the February 1, 2002 Distribution Date for the TIERS Corporate Bond-Backed Certificates Trust C 1998-6
2.	Trustee's Report with respect to the February 1, 2002 Distribution Date for the CorTS Trust for Xerox Capital Trust I
3.	Trustee's Report with respect to the February 1, 2002 Distribution Date for the CorTS Trust for Southern Company Capital Trust I
4.	Trustee's Report with respect to the February 1, 2002 Distribution Date for the CorTS Trust for Chrysler Debentures
5.	Trustee's Report with respect to the February 1, 2002 Distribution Date for the CorTS Trust for Sherwin-Williams Debentures
6.	Trustee's Report with respect to the February 1, 2002 Distribution Date for the CorTS Trust II For Chrysler Debentures
7.	Trustee's Report with respect to the February 1, 2002 Distribution Date for the CorTS Trust II For Sherwin-Williams Debentures

8.	Trustee's Report with respect to the February 1, 2002 Distribution Date for the CorTS Trust for Great Western Financial Trust II
9.	Trustee's Report with respect to the February 1, 2002 Distribution Date for the TIERS Principal-Protected Certificates Trust Series PXT 2000-11

Item 8.	Change in Fiscal Year Not Applicable.

Item 9.	Regulation FD Disclosure Not Applicable.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: /s/ Matthew Mayers Name: Matthew Mayers Title: Assistant Secretary, Assistant Vice President and Finance Officer

March 26, 2003

EXHIBIT INDEX

Exhibit 1	Trustee’s Report with respect to the February 1, 2002 Distribution Date for the TIERS Corporate Bond-Backed Certificates Trust C 1998-6	Page 6

2	Trustee’s Report with respect to the February 1, 2002 Distribution Date for the CorTS Trust for Xerox Capital Trust I	7

3	Trustee’s Report with respect to the February 1, 2002 Distribution Date for the CorTS Trust for Southern Company Capital Trust I	8

4	Trustee's Report with respect to the February 1, 2002 Distribution Date for the CorTS Trust for Chrysler Debentures	9

5	Trustee's Report with respect to the February 1, 2002 Distribution Date for the CorTS Trust for Sherwin-Williams Debentures	10

6	Trustee's Report with respect to the February 1, 2002 Distribution Date for the CorTS Trust II for Chrysler Debentures	11

7	Trustee's Report with respect to the February 1, 2002 Distribution Date for the CorTS Trust II for Sherwin-Williams Debentures	12

8	Trustee’s Report with respect to the February 1, 2002 Distribution Date for the CorTS Trust for Great Western Financial Trust II	13

9	Trustee’s Report with respect to the February 1, 2002 Distribution Date for the TIERS Principal-Protected Certificates Trust Series PXT 2000-11	14

Exhibit 1

To the Holders of:
TIERS Corporate Bond-Backed Certificates, Series C 1998-6
*CUSIP:    871928BL0     Class:  ZTF Class
*CUSIP:    871928BM8    Class:  Amortizing Class

U.S. Bank Trust National Association, as Trustee for the TIERS Corporate Bond-Backed Certificates Trust C 1998-6, hereby gives notice with respect to the Distribution occurring on February 1, 2002 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $1,000, is as set forth below:

Class ZTF Class Amortizing Class	Principal $ 0.000000 $ 14.871852	Interest $ 0.000000 $ 29.976632	Total Distribution $ 0.000000 $ 44.848484

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 50,000,000	aggregate principal amount of Chrysler Corporation 7.40% Debentures due 2097 (the "Term Assets") are held for the above trust.

5.	The aggregate Certificate Principal Balance of each class of Certificates at the close of business on the Distribution Date is set forth below:

Class ZTF Class Amortizing Class	Principal Balance $50,000,000.00 $36,857,326.58

6.	The current rating of the Term Assets is not provided in this report. Ratings may be obtained from Standard and Poor's Ratings Services by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 2

To the Holders of:
CorTS Trust for Xerox Capital Trust I
Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:    220804207

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Xerox Capital Trust I, hereby gives notice with respect to the Distribution occurring on February 1, 2002 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.000000	Interest $ 1.000000	Total Distribution $ 1.000000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 27,000,000	aggregate principal amount of Xerox Capital Trust I 8% Series B Capital Securities due February 1, 2027 (the "Term Assets") are held for the above trust. As of the Distribution Date, the Term Assets were rated B3 by Moody's Investors Service and B by Standard and Poor's Ratings Group.

5.	At the close of business on the Distribution Date, 1,080,000 Certificates representing $ 27,000,000 aggregate Certificate Principal Balance were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 3

To the Holders of:
CorTS Trust for Southern Company Capital Trust I
Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:     22080N205

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Southern Company Capital Trust I, hereby gives notice with respect to the Distribution occurring on February 1, 2002 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.000000	Interest $ 1.023750	Total Distribution $ 1.023750

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 29,000,000	aggregate principal amount of Southern Company Capital Trust I 8.19% Exchange Capital Securities due February 1, 2037(the "Term Assets") are held for the above trust. As of the Distribution Date, the Term Assets were rated A3 by Moody's Investors Service and BBB+ by Standard and Poor's Ratings Group.

5.	At the close of business on the Distribution Date, 1,160,000 Certificates representing $ 29,000,000 aggregate Certificate Principal Balance were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 4

To the Holders of:
CorTS Trust for Chrysler Debentures
DaimlerChrysler 8.0% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:     22081E204

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Chrysler Debentures, hereby gives notice with respect to the Distribution occurring on February 1, 2002 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.000000	Interest $1.000000	Total Distribution $1.000000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 69,680,000	aggregate principal amount of Daimler Chrysler Corporation, f/k/a Chrysler Corporation 7.45% Debentures due February 1, 2097(the "Term Assets") are held for the above trust. As of the Distribution Date, the Term Assets were rated A3 by Moody's Investors Service Inc. and BBB+ by Standard and Poor's Ratings Group.

5.	At the close of business on the Distribution Date, 2,595,580 Certificates representing $ 64,889,500 aggregate Certificate Principal Balance were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 5

To the Holders of:
CorTS Trust for Sherwin-Williams Debentures
7.5% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:     22081H207

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Sherwin-Williams Debentures, hereby gives notice with respect to the Distribution occurring on February 1, 2002 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.000000	Interest $ 0.937500	Total Distribution $ 0.937500

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 25,600,000	aggregate principal amount of The Sherwin-Williams Company 7.45% Debentures due February 1, 2097 (the "Term Assets") are held for the above trust. As of the Distribution Date, the Term Assets were rated A2 by Moody's Investors Service and A by Standard and Poor's Ratings Group.

5.	At the close of business on the Distribution Date, 1,017,173 Certificates representing $ 25,429,325 aggregate Certificate Principal Balance were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 6

To the Holders of:
CorTS Trust II for Chrysler Debentures
DaimlerChrysler 7.875% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:     22081L208

U.S. Bank Trust National Association, as Trustee for the CorTS Trust II for Chrysler Debentures, hereby gives notice with respect to the Distribution occurring on February 1, 2002 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.000000	Interest $ 0.984375	Total Distribution $ 0.984375

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 75,000,000	aggregate principal amount of DaimlerChrysler Corporation, f/k/a Chrysler Corporation 7.4% Debentures due August 1, 2097 (the "Term Assets") are held for the above trust. As of the Distribution Date, the Term Assets were rated A3 by Moody's Investors Service and BBB+ by Standard and Poor's Ratings Group.

5.	At the close of business on the Distribution Date, 2,819,047 Certificates representing $ 70,476,175 aggregate Certificate Principal Balance were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 7

To the Holders of:
CorTS Trust II for Sherwin-Williams Debentures
7.625% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:     22081U208

U.S. Bank Trust National Association, as Trustee for the CorTS Trust II for Sherwin-Williams Debentures, hereby gives notice with respect to the Distribution occurring on February 1, 2002 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.000000	Interest $ 0.953125	Total Distribution $ 0.953125

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 26,000,000	aggregate principal amount of The Sherwin-Williams Company 7.45% Debentures due February 1, 2097 (the "Term Assets") are held for the above trust.

5.	At the close of business on the Distribution Date, 1,016,131 Certificates representing $25,403,275 aggregate Certificate Principal Balance were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings may be obtained from Standard and Poor's Ratings Services by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 8

To the Holders of:
CorTS Trust for Great Western Financial Trust II
Washington Mutual 7.625% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:     22080P200     Class:  A
*CUSIP:     22081TAA0    Class:  B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Great Western Financial Trust II, hereby gives notice with respect to the Distribution occurring on February 1, 2002 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Class A Certificate and per $1,000 notional amount of Class B Certificates is as set forth below:

Class A Class B	Principal $0.000000 $0.000000	Interest $ 0.953125 $ 2.905000	Total Distribution $ 0.953125 $ 2.905000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 26,200,000	aggregate principal amount of Great Western Financial Trust II 8.206% Capital Securities, Series A due February 1, 2097 (the "Term Assets") are held for the above trust.

5.	At the close of business on the Distribution Date, 1,048,000 Class A Certificates representing $ 26,200,000 aggregate Certificate Principal Balance and $ 26,200,000 aggregate Notional Amount of Class B Certificates were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings may be obtained from Standard and Poor's Ratings Services by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 9

To the Holders of:
TIERS Principal-Protected Trust Certificates, Series PXT 2000-11
*CUSIP:    886525AA2

U.S. Bank Trust National Association, as Trustee for the TIERS Principal-Protected Certificates Trust Series PXT 2000-11, hereby gives notice with respect to the Distribution occurring on February 1, 2002 (the "Distribution Date") as follows:

The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $1000, is as set forth below:

Class A Class B	Principal $0.000000	Interest $44.250000	Total Distribution $44.250000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 25,000,000	aggregate principal amount of PXRE Capital Trust I 8.85% Capital Trust Pass-through Securities due February 1, 2027 (the "Term Assets") and $25,000,000 principal amount of U.S. Treasury STRIPs due February 15, 2027 are held for the above trust.

5.	At the close of business on the Distribution Date, $25,000,000 aggregate Principal Amount of TIERS Certificates were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings may be obtained from Standard and Poor's Ratings Services by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.